UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): October 6, 2009
COMSTOCK RESOURCES, INC.
(Exact Name of Registrant as Specified in Charter)

STATE OF NEVADA	001-03262	94-1667468
(State or other jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
5300 Town And Country Boulevard
Suite 500
Frisco, Texas 75034
(Address of principal executive offices)
(972) 668-8800
(Registrant’s Telephone No.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On October 6, 2009, we together with our principal subsidiaries entered into an Underwriting Agreement (the “Underwriting Agreement”) with Bank of America Securities LLC, providing for the sale of $300,000,000 principal amount of our 8.375% Senior Notes due 2017 (the “Notes”). The offering of the Notes is pursuant to our Registration Statement on Form S-3 (File No. 333-162328). The Notes are to be issued pursuant to the provisions of an Indenture and First Supplemental Indenture to be entered into among us, our principal subsidiaries, and the Bank of New York Mellon Trust Company, N.A., as trustee. We expect this transaction to close on October 9, 2009.
     A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit 1.1	Underwriting Agreement dated October 6, 2009 among Comstock Resources, Inc., its subsidiaries named therein and Bank of America Securities LLC
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COMSTOCK RESOURCES, INC.
Dated: October 9, 2009	By:	/s/ M. JAY ALLISON
M. Jay Allison
President and Chief Executive Officer